Execution Copy

RECONSTITUTION AGREEMENT

This Reconstitution Agreement (this “Agreement”) dated as of October 1, 2005, is by and between Greenwich Capital Financial Products, Inc. (“GCFP”) and Downey Savings and Loan Association, F.A., as servicer (the “Servicer” or “Downey”) and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

RECITALS

WHEREAS, GCFP has conveyed certain mortgage loans listed on Exhibit Two hereto (the “Mortgage Loans”) to Greenwich Capital Acceptance, Inc. (“GCA”), which in turn has conveyed the Mortgage Loans to the Trustee pursuant to a pooling and servicing agreement dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among GCFP, GCA, the Master Servicer, in its capacity as such and as Securities Administrator, and the Trustee, in its capacity as such and as Custodian;

WHEREAS, the Mortgage Loans are currently being serviced by Downey for GCFP pursuant to a Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, as amended by that certain Amendment Number One dated as of October 28, 2004, and as amended by that certain Amendment Number Two, dated as of September 23, 2005 (the “Purchase Agreement”), between GCFP and Downey, a copy of which is annexed hereto as Exhibit Three;

WHEREAS, GCFP desires that Downey continue to service the Mortgage Loans and Downey has agreed to do so, subject to the rights of GCFP and the Trustee to terminate the rights and obligations of Downey hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, Section 24 of the Purchase Agreement provides that, subject to certain conditions set forth therein, GCFP may assign the Purchase Agreement to any person to whom any “Mortgage Loan” (as such term is defined in the Purchase Agreement) is transferred pursuant to a sale or financing.  Without limiting the foregoing, Downey has agreed, in Section 12 and Section 30 of the Purchase Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any “Pass-Through Transfer” (as such term is defined in the Purchase Agreement) contemplated by GCFP pursuant to the Purchase Agreement;

WHEREAS, Downey and GCFP agree that this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Purchase Agreement) in connection with a Pass-Through Transfer that shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, pursuant to this Agreement, the Master Servicer, and any successor master servicer, shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of Downey under this Agreement upon the occurrence of an Event of Default (as defined by this Agreement);

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used herein and not defined in this Agreement (including Exhibit One hereto) or in the Purchase Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Subsection 11.14 of the Servicing Addendum to the Purchase Agreement (as modified by this Agreement), the remittance on November 18, 2005, to be made to the Trust Fund is to include all principal collections due after October 1, 2005 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Subsection 11.14 of the Servicing Addendum.

Servicing

Downey agrees, with respect to the servicing of the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Purchase Agreement, except as otherwise provided herein and on Exhibit One hereto, as of the Trust Cut-off Date and that the provisions of the Purchase Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Servicing Fee

The Servicing Fee for the Mortgage Loans shall be equal to 0.375% per annum (the “Servicing Fee Rate”).  Such fee shall be payable monthly from the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05 of the Servicing Addendum to the Purchase Agreement) of the related Monthly Payment collected by the Servicer.

Master Servicing; Termination of Servicer

Downey, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Downey’s obligation to service the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the Trust Fund, shall have the same rights (but not the obligations) as the Purchaser to enforce the obligations of Downey under the Purchase Agreement and unless otherwise specified in Exhibit A to this Agreement, references to the “Initial Purchaser” or the “Purchaser” in the Purchase Agreement shall be deemed to refer to the Master Servicer (including the Trustee and the Trust Fund on whose behalf the Master Servicer is acting); provided, however, that any obligation of the Purchaser to pay or reimburse Downey shall be satisfied from funds available in the Custodial Account or the Trust Fund.  The Master Servicer shall be entitled to terminate the rights and obligations of Downey under this Agreement upon the occurrence of an Event of Default under Section 14.01 of the Purchase Agreement (as modified by this Agreement).  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer or the Trustee be required to assume any of the obligations of the Purchaser under the Purchase Agreement and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

Warranties

GCFP and Downey mutually warrant and represent that, with respect to the Mortgage Loans, the Purchase Agreement is in full force and effect as of the Trust Cut-off Date and has not been amended or modified in any way with respect to the Mortgage Loans and no notice of termination has been given thereunder.

Representations

Pursuant to Section 12 of the Purchase Agreement, Downey hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf), that (i) the representations and warranties set forth in Section 7.01 and  Section 7.02 of the Purchase Agreement are true and correct as of October 31, 2005.

In addition, Downey hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf), as of October 31, 2005, that:

(i)

as to each Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction; and

(ii)

each Mortgage Loan is a “qualified mortgage” under Section 860G(a)(3) of the Code.

Downey hereby acknowledges and agrees that the remedies available to GCFP, GCA and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by Downey set forth above that materially and adversely affects the value of that Mortgage Loan and the interests of the Certificateholders in such Mortgage Loan shall be as set forth in Section 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein); provided, that any breach of the representations and warranties made by the Company set forth above with respect to any Mortgage Loan and the representations and warranties set forth in Section 7.02(xlv), (xlviii), (lvi), (lix) and (lxiii) of the Purchase Agreement, or the representations and warranties set forth in clauses (i) or (ii) of the immediately preceding paragraph of this Agreement, shall be deemed to materially adversely affect the interests of the Certificateholders of the Trust and shall require a repurchase (or substitution) of such Mortgage Loan.  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by GCFP directly.

Assignment

Downey hereby acknowledges that the rights of GCFP under the Purchase Agreement as amended by this Agreement will be assigned to GCA under a Mortgage Loan Purchase Agreement and by GCA to the Trust Fund under the Pooling and Servicing Agreement and agrees that the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights of GCFP under the Purchase Agreement to and by GCA and to the Trustee, on behalf of the Trust Fund, as applicable.  In addition, the Trust Fund will make a REMIC election.  Downey hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

Notices

1.

All written information required to be delivered to the Master Servicer hereunder shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, Harborview 2005-14

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

2.

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

Wells Fargo Bank, N.A.

ABA#:  121 000 248

Account Name:  SAS CLEARING

Account Number:  3970771416

For further credit to:  Harborview 2005-14, Account # 17200200

3.

All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust Administration (GC0514)

Telephone:  (714) 247-6000

Facsimile:   (714) 247-6470

4.

All written information required to be delivered to GCFP under the Purchase Agreement and under this Agreement shall be delivered to GCFP at the following address:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department (Harborview 2005-14)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

Downey and GCFP agree that this Agreement is a Reconstitution Agreement executed in connection with a Pass-Through Transfer and that the date hereof is the Reconstitution Date.

Intended Third Party Beneficiaries

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the Master Servicer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  Downey shall have the same obligations to the Trustee and the Master Servicer as if the Trustee and the Master Servicer were each a party to this Agreement, and the Trustee and the Master Servicer shall have the same rights and remedies to enforce the provisions of this Agreement as if each were a party to this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By: /S/ Shakti Radhakishun

Name: Shakti Radhakishun

Title: Senior Vice President

DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.

as Servicer

By:  /s/ Cliff Piscitelli

Name: Cliff Piscitelli

Title: Senior Vice President

Acknowledged By

WELLS FARGO BANK, N.A.,
as Master Servicer

By: /S/ Graham Oglesby

Name:  Graham Oglesby

Title:   Assistant Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity, but solely as Trustee
under the Pooling and Servicing Agreement

By: /s/ Marion Hogan

Name: Marion Hogan

Title: Associate

By:  /s/ Brent Hoyler

Name: Brent Hoyler

Title: Associate

EXHIBIT ONE

Modifications to the Purchase Agreement with respect to the Mortgage Loans only:

1.

The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day:  Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of Maryland, the State of Illinois, the State of Colorado, the State of Minnesota, the State of Iowa, the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

2.

The definition of “Distribution Date” is hereby amended in its entirety to read as follows:

Distribution Date:  The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

3.

The definition of "Eligible Account" in Section 1 is hereby amended in its entirety to read as follows:

Eligible Account:  Any of

(i)

an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of the Rating Agency at the time any amounts are held on deposit therein;

(ii)

an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to the Rating Agency, the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

(iii)

a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity,

(iv)

an account otherwise acceptable to the Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from the Rating Agency to the Trustee.

Eligible Accounts may bear interest, and any account with the depository institution acting as Trustee hereunder may be an Eligible Account so long as it otherwise satisfies the requirements of this definition.

4.

The definition of “Mortgage Interest Rate” in Section 1 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

5.

The definition of “Opinion of Counsel” in Section 1 is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of Downey, that is reasonably acceptable to the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Master Servicer and GCFP, who (i) is in fact independent of Downey, (ii) does not have any material direct or indirect financial interest in Downey or in any affiliate of Downey and (iii) is not connected with Downey as an officer, employee, director or person performing similar functions.

6.

A new definition of “Permitted Investments” is hereby added to Section 1 immediately following the definition of “Periodic Rate Cap” to read as follows:

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Master Servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody’s and (B) any other demand or time deposit or deposit which is fully insured by the FDIC and are rated Prime-1 by Moody’s;

(iii)

repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A and A2, or higher, by S&P and Moody’s, respectively;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an Affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

7.

A new definition of “Rating Agency” is hereby added to Section 1 immediately following the definition of “Rate/Term Refinancing” to read as follows:

Rating Agency:  Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Pass-Through Transfer.

8.

A new definition of “Relief Act Reduction” is hereby added to Section 1 immediately following the definition of “Refinance Mortgage Loan” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

9.

A new definition of “REMIC Provisions” is added in Section 1 immediately after the definition of “REMIC” to read as follows:

REMIC Provisions: Provisions of the federal income tax law relating to REMIC’s, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

10.

A new definition of “Remittance Date” is added in Section 1 immediately after the new definition of “REMIC Provisions” to read as follows:

Remittance Date:  The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

11.

A new definition of “Sarbanes Certifying Parties” is added to Section 1 immediately before the definition of “Servicing Addendum” to read as follows:

Sarbanes Certifying Parties:  The Depositor and the Master Servicer.

12.

Section 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended as follows:

(i)

by adding the words “(from its own funds)” to the first sentence of the sixth paragraph after the word “indemnify;”

(ii)

by replacing the words “the Initial Purchaser and any subsequent Purchaser and hold them” at the beginning of the second line of the sixth paragraph with “GCFP, the Depositor, the Trustee, the Master Servicer and the Trust Fund and hold each of them;”

(iii)

by replacing each of the references to “the Initial Purchaser and any subsequent Purchaser” in the last sentence of the sixth paragraph with “GCFP, the Depositor, the Trustee, the Master Servicer and the Trust Fund;” and

(iv)

by replacing each of the references to “the Purchaser” in the seventh paragraph of Section 7.03 with “GCFP, the Depositor, the Master Servicer or the Trustee.”

13.

Subsection 11.01 of the Servicing Addendum (Seller to Act as Servicer) is hereby amended as follows:

(i)

by adding the following proviso at the end of the first paragraph to read as follows:

provided, however, that the Seller shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (but not at the expense of the Seller) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

(ii)

by adding the following additional proviso at the end of the first sentence of the second paragraph to read as follows:

; provided, further, no such modification shall be permitted unless the Seller shall have provided to the Master Servicer an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement).  The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Seller to be withdrawn from the Custodial Account pursuant to Subsection 11.05 of the Servicing Addendum.  Promptly after the execution of any modification of any Mortgage Loan, the Seller shall deliver to the Master Servicer the originals of any documents evidencing such modification.

14.

Subsection 11.04 of the Servicing Addendum (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)

by adding the words “, entitled “ in trust for the Holders of Harborview Mortgage Loan Trust 2005-14, Mortgage Loan Pass-Through Certificates, Series 2005-14” at the end of the first sentence of the first paragraph; and

(ii)

by amending clause (xi) in its entirety to read as follows:

“with respect to each Principal Prepayment in full or in part, an amount (to be paid by the Seller out of its own funds up to the amount of the Servicing Fee of 0.375% of the previous month-end scheduled principal balance for the related pool) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate.”

(iii)

by adding the following paragraph before the final paragraph of Subsection 11.04:

“Funds on deposit in the Custodial Account shall either (i) remain uninvested or (ii) be invested in Permitted Investments, which Permitted Investments shall mature or be subject to redemption or withdrawal on or prior to the next occurring Remittance Date.  If such funds are deposited in Permitted Investments, any and all investment earnings from any such Permitted Investments shall be for the benefit of the Seller and the risk of loss of moneys required to be remitted to the Master Servicer for deposit in the Distribution Account resulting from such investments shall be borne by and be the risk of the Seller.”

15.

Subsection 11.05 of the Servicing Addendum (Permitted Withdrawals From the Custodial Account) is hereby amended by adding a new subclause (ix) to read as follows:

(ix)  to reimburse itself for unreimbursed Servicing Advances to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (ii) above;

16.

Subsection 11.06 of the Servicing Addendum (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by adding the words “, entitled “in trust for the Holders of Harborview Mortgage Loan Trust 2005-14, Mortgage Loan Pass-Through Certificates, Series 2005-14 and various mortgagors” at the end of the first sentence of the first paragraph.

17.

Subsection 11.14 of the Servicing Addendum (Distributions) is hereby amended by deleting the words “the second Business Day following” in the first sentence and by deleting the words “second Business Day and ending with the” in the second sentence of the third paragraph.

18.

Subsection 11.15 of the Servicing Addendum (Remittance Reports) is hereby amended in its entirety to read as follows following:

Subsection 11.15

Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Seller shall furnish to the Master Servicer, including but not limited to (i) a monthly remittance advice in written or electronic format (or in such other format mutually agreed to between the Seller and the Master Servicer) relating to the period ending on the last day of the preceding calendar month in the form of Exhibit Four (excluding the borrower’s name) or in such form mutually agreed to in writing between the Seller and the Master Servicer and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  In addition, no later than the close of business New York time on the fifth Business Day prior to such Distribution Date, the Seller shall deliver or cause to be delivered to the Master Servicer in addition to the information provided in Exhibit Four (excluding the borrower’s name), such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Master Servicer may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01 of the Pooling and Servicing Agreement.

19.

Subsection 11.23 of the Servicing Addendum (Statement as to Compliance) is hereby amended as follows:

(i)

by replacing the references to “Purchaser” with “Sarbanes Certifying Parties”, and

(ii)

by replacing “not later than 75 days following the end of each fiscal year of the Seller” with “on or before February 28 of each year thereafter, beginning with February 28, 2006”.

20.

Subsection 11.24 of the Servicing Addendum (Independent Public Accountants’ Servicing Report) is hereby amended as follows:

(i)

by replacing the references to “Purchaser” with “Sarbanes Certifying Parties”

(ii)

by replacing “Not later than 75 days following the end of each fiscal year of the Seller, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish” with “The Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish, on or before February 28 of each year thereafter, beginning with February 28, 2006,”.

21.

Section 13.01 (Additional Indemnification by the Seller) is hereby amended:

(i)

 by replacing the reference to “the Initial Purchaser and any subsequent Purchaser” with “the Trust Fund, the Trustee, the Master Servicer, the Depositor and each successor in interest.”

(ii)

by replacing the word “them” with “the Trust Fund, the Trustee, the Master Servicer and the Depositor.”

22.

Section 14.01 (Events of Default) is hereby amended as follows:

(i)

by adding the words “subject to clause (x) of this Section 14.01,” at the beginning of clause (ii); and

(ii)

by adding the word “or” at the end of clause (ix);

(iii)

by adding a new clause (x) which reads as follows:

(x) the Seller fails to duly perform, within the required time period, its obligations under Sections 11.23 or 11.24 of the Servicing Addendum, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by the Master Servicer;

(iv)

by adding the words “within the applicable cure period” after the word “remedied” in the first line after the new clause (x)

23.

Section 16 (Successor to the Seller) is hereby amended as follows:

(i)

by replacing the words “Prior to” with “Upon” at the beginning of the first sentence of the first paragraph;

(ii)

by replacing the reference to “Sections 12, 14 or 15” with “Sections 14 or 15” in the second line of the first paragraph;

(iii)

by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(iv)

by adding the following proviso at the end of the second sentence of the first paragraph immediately before the period to read as follows:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(v)

by adding the following new paragraph as the fourth paragraph to read as follows:

Except as otherwise provided in this Section 16, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause under Section 14.01 or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

24.

Section 24 (Successors and Assigns) is hereby amended as follows:

(i)

by replacing the last sentence with “This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party (i) without the prior written consent of GCFP and the Master Servicer, which consent shall not be unreasonably withheld, and (ii) without prior written notice to each Rating Agency” at the end of the paragraph.

25.

A new Section 32 (Amendment) is hereby added to the Purchase Agreement to read as follows:

This Agreement may be amended only by written agreement signed by the Seller, GCFP and the Master Servicer.  The party requesting such amendment shall, at its own expense, provide the Master Servicer with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Seller has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.

EXHIBIT TWO

List of Mortgage Loans

EXHIBIT THREE

Purchase Agreement

EXHIBIT FOUR-A

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment
LOAN_NBR	Loan Number assigned by investor		Text up to 10 digits
SERVICER LOAN_NBR	Servicer Loan Number		Text up to 10 digits
SCHED_PMT_AMT	P&I constant	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	Gross Interest Rate	4	Max length of 6
NET_RATE	Gross Interest Rate less the Service Fee Rate	4	Max length of 6
SERV_FEE_RATE	Service Fee Rate	4	Max length of 6
NEW_PAY_AMT	ARM loan's forecasted P&I constant	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	ARM loan's forecasted Gross Interest Rate	4	Max length of 6
ARM_INDEX_RATE	ARM loan's index Rate used	4	Max length of 6
ACTL_BEG_BAL	Beginning Actual Balance	2	No commas(,) or dollar signs ($)
ACTL_END_BAL	Ending Actual Balance	2	No commas(,) or dollar signs ($)
NEXT_DUE_DATE	Borrower's next due date		MM/DD/YYYY
CURT_AMT_1	Curtailment Amount	2	No commas(,) or dollar signs ($)
CURT_DATE_1	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT_1	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_2	Curtailment Amount 2	2	No commas(,) or dollar signs ($)
CURT_DATE_2	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT2	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_3	Curtailment Amount 3	2	No commas(,) or dollar signs ($)
CURT_DATE_3	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_AMT3	Curtailment Interest, if applicable	2	No commas(,) or dollar signs ($)
SCHED_BEG_BAL	Beginning Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_END_BAL	Ending Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	Scheduled Principal portion of P&I	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	Scheduled Net Interest (less Service Fee) portion of P&I	2	No commas(,) or dollar signs ($)
LIQ_AMT	Liquidation Principal Amt to bring balance to zero	2	No commas(,) or dollar signs ($)
PIF_DATE	Liquidation Date		MM/DD/YYYY
ACTION_CODE	Either 60 for liquidation or 65 for Repurchase		Max length of 2
PRIN_ADJ_AMT	Principal Adjustments made to loan, if applicable	2	No commas(,) or dollar signs ($)
INT_ADJ_AMT	Interest Adjustment made to loan, if applicable	2	No commas(,) or dollar signs ($)
PREPAYMENT PENALTY AMT	Prepayment penalty amount, if applicable	2	No commas(,) or dollar signs ($)
SOILDER_SAILOR ADJ AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)
NON ADV LOAN AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)

EXHIBIT FOUR-B

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

EXHIBIT FOUR-C

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-Approved Assumption

·

BAP-Borrower Assistance Program

·

CO-Charge Off

·

DIL-Deed-in-Lieu

·

FFA-Formal Forbearance Agreement

·

MOD-Loan Modification

·

PRE-Pre-Sale

·

SS-Short Sale

·

MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT FOUR-D

Calculation of Realized Loss/Gain

(i)  The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

13.

The total of lines 1 through 12.

(ii)  Credits:

14-21.

Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.

The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

(iii)  Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

         Date:  _______________

Phone:  ______________________            Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:________________________________________________________

Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes

 ________________

(5)

(6)

Property Maintenance

 ________________

(6)

(7)

MI/Hazard Insurance Premiums

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

$________________

(12)

Cash for Keys__________________________

 ________________

HOA/Condo Fees_______________________

 ________________

______________________________________

 ________________

______________________________________

 ________________

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance Proceeds

________________

(18)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

_________________

_________________________________________

_________________

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)